SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A
                                 AMENDMENT NO. 1
                                       TO
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITES EXCHANGE ACT OF 1934




    Date of report (Date of earliest event reported):          September 1, 1998




                         MERITAGE HOSPITALITY GROUP INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                    MICHIGAN
--------------------------------------------------------------------------------
                          (State or Other Jurisdiction
                                of Incorporation)


        0-17442                                                 38-2730460
--------------------------------------------------------------------------------
 Commission File Number)                                      (IRS Employer
                                                          Identification Number)




                        40 PEARL STREET, N.W., SUITE 900
                            GRAND RAPIDS, MICHIGAN                      49503
--------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)          (Zip Code)



       Registrant's telephone number, including area code: (616) 776-2600

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On September 1, 1998, the Company's wholly-owned subsidiary, Thomas Edison Inn, Incorporated, sold real and personal property including (i) the hotel and restaurant facility (known as the Thomas Edison Inn) located at 500 Thomas Edison Parkway, Port Huron, Michigan (the "Hotel"), (ii) the fixtures, furniture, furnishings, equipment and supplies used in the operation of the Hotel, and (iii) certain other real and personal property owned by the subsidiary and located adjacent to the Hotel (collectively, the "Assets"). The Assets were sold to Innkeeper's Management, LLC and its affiliate, Reynolds/Ehinger Enterprises, LLC, both of whom have no relation to the Company. The Assets were sold for $12,200,000 pursuant to the terms of an agreement dated April 16, 1998 and amended on September 1, 1998. The purchase price was comprised of $10,200,000 in cash and a $2,000,000 one-year secured note bearing interest at 8.0% over the prime lending rate. The Company reduced its long-term indebtedness by approximately $9,600,000 as a result of the sale.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (b)  Pro Forma Financial Information:

          (1) Pro Forma financial statements of Meritage Hospitality Group Inc. and Subsidiaries. See "Index to Unaudited Pro Forma Consolidated Financial Statements" on page F-1.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                           MERITAGE HOSPITALITY GROUP INC.



Dated:   November 12, 1998                 By:  /s/ Robert E. Schermer, Jr.
                                               ---------------------------------
                                                Robert E. Schermer, Jr.
                                                President and
                                                Chief Executive Officer

                 MERITAGE HOSPITALITY GROUP INC. & SUBSIDIARIES

         INDEX TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS



FINANCIAL STATEMENTS                                                 PAGE NUMBER
--------------------                                                 -----------


UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
    - AS OF AUGUST 31, 1998                                              F-2

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF
      OPERATIONS - FOR THE YEAR ENDED NOVEMBER 30, 1997                  F-3

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF
      OPERATIONS - FOR THE NINE MONTHS ENDED AUGUST 31, 1998             F-4

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED
      FINANCIAL STATEMENTS                                               F-5

                 Meritage Hospitality Group Inc. & Subsidiaries
                 Unaudited Pro Forma Consolidated Balance Sheet
                              As of August 31, 1998

                                   Meritage
                                  Hospitality                Pro
                                  Group Inc. &   Pro Forma   Forma  Consolidated
                                  Subsidiaries  Adjustments   Ref.    Pro Forma
                                  ------------  -----------  -----  ------------
ASSETS

Current Assets
  Cash and cash equivalents       $1,436,651   $  305,004     (1)    $1,741,655
  Receivables                         80,039                             80,039
  Inventories                        152,425                            152,425
  Prepaid expenses and
    other current assets              70,085      250,000     (1)       320,085
  Net assets of discontinued
    operations                       179,181    2,000,000     (1)     2,762,214
                                                  231,666     (1)
                                                 (185,000)    (1)
                                                  536,367     (2)
                                  ----------------------------------------------
      Total Current Assets         1,918,381    3,138,037             5,056,418

Property, Plant and
  Equipment, net                   8,615,276                          8,615,276
Other Assets                         856,606                            856,606
Goodwill, net                      5,140,050                          5,140,050
                                 -----------------------------------------------
      Total Assets               $16,530,313   $3,138,037           $19,668,350
                                 ===============================================

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
  Current portion of
     long-term debt              $   474,744                         $  474,744
  Current portion of
     obligations under
     capital leases                  284,716                            284,716
  Trade accounts payable             873,103                            873,103
  Accrued expenses                 1,176,475                          1,176,475
                                 -----------------------------------------------
      Total Current Liabilities    2,809,038                          2,809,038

Long-Term Debt                     7,185,957                          7,185,957
Obligations Under Capital Leases   1,473,709                          1,473,709
Deferred Income Taxes                190,000                            190,000
Deferred Revenue                   2,047,141                          2,047,141
                                 -----------------------------------------------
      Total Liabilities           13,705,845                         13,705,845
                                 -----------------------------------------------
Stockholders' Equity
  Preferred stock                      1,323                              1,323
  Common stock                        52,599                             52,599
  Additional paid in capital      13,500,840                         13,500,840
  Note receivable from sale
    of shares, net                (1,660,961)                        (1,660,961)
  Accumulated deficit             (9,069,333)   2,601,670     (1)    (5,931,296)
                                                  536,367     (2)
                                 -----------------------------------------------
      Total Stockholders' Equity   2,824,468    3,138,037             5,962,505
                                 -----------------------------------------------
      Total Liabilities and
        Stockholders' Equity     $16,530,313   $3,138,037           $19,668,350
                                 ===============================================



       See notes to unaudited pro forma consolidated financial statements.

                 Meritage Hospitality Group Inc. & Subsidiaries
            Unaudited Pro Forma Consolidated Statement of Operations
                      for the Year Ended November 30, 1997

                                   Meritage
                                  Hospitality                Pro
                                  Group Inc. &   Pro Forma   Forma  Consolidated
                                  Subsidiaries  Adjustments   Ref.    Pro Forma
                                  ------------  -----------  -----  ------------

                                   (Restated)

Food and Beverage Revenue          $26,860,546                      $26,860,546

Costs and Expenses
   Cost of food and beverages        7,672,613                        7,672,613
   Operating expenses               15,993,942                       15,993,942
   General and administrative
     expenses                        2,797,477                        2,797,477
   Depreciation and amortization     1,150,863                        1,150,863
                                   ---------------------------------------------
      Total costs and expenses      27,614,895                       27,614,895
                                   ---------------------------------------------

Operating Loss                        (754,349)                        (754,349)

Other Income (Expense)
  Interest expense                  (1,440,192)                      (1,440,192)
  Interest income                      592,850                          592,850
  Loss on sale of assets              (218,602)                        (218,602)
  Minority Interest                   (195,639)                        (195,639)
                                   ---------------------------------------------
                                    (1,261,583)                      (1,261,583)
                                   ---------------------------------------------

    Loss from continuing
      operations                   $(2,015,932)                     $(2,015,932)
                                   =============================================

Basic and diluted loss from
  continuing operations per
  common share                     $      (.66)                     $     (.66)
                                   =============================================

Weighted average shares
  outstanding - basic and
  diluted                            3,214,836                        3,214,836
                                   =============================================


Note: The unaudited pro forma consolidated statement of operations for the year ended November 30, 1997 has been restated to reflect the lodging business segment as a discontinued operation. There are no pro forma adjustments to the statement of operations as the disposition transaction does not effect results from continuing operations.



       See notes to unaudited pro forma consolidated financial statements.

                 Meritage Hospitality Group Inc. & Subsidiaries
            Unaudited Pro Forma Consolidated Statement of Operations
                    for the Nine Months Ended August 31, 1998


                                   Meritage
                                  Hospitality                Pro
                                  Group Inc. &   Pro Forma   Forma  Consolidated
                                  Subsidiaries  Adjustments   Ref.    Pro Forma
                                  ------------  -----------  -----  ------------

Food and beverage revenue          $20,041,338                      $20,041,338

Cost and Expenses
  Cost of food and beverages         5,753,689                        5,753,689
  Operating expenses                11,794,667                       11,794,667
  General and administrative
    expenses                         2,166,414                        2,166,414
  Depreciation and amortization        892,878                          892,878
                                   ---------------------------------------------
        Total costs and expenses    20,607,648                       20,607,648
                                   ---------------------------------------------

Operating Loss                        (566,310)                        (566,310)

Other Income (Expense)
  Interest expense                  (1,096,529)                      (1,096,529)
  Interest income                       47,734                           47,734
  Gain on sale of assets               519,739                          519,739
  Minority Interest                     25,677                           25,677
                                   ---------------------------------------------
                                      (503,379)                        (503,379)
                                   ---------------------------------------------

       Loss from continuing
          operations               $(1,069,689)                     $(1,069,689)
                                   =============================================

Basic and diluted loss from
  continuing operations
  per common share                 $      (.25)                     $      (.25)
                                   =============================================

Weighted average shares
  outstanding - basic and
  diluted                            4,687,097                         4,687,097
                                   =============================================


Note: The unaudited pro forma consolidated statement of operations for the nine months ended August 31, 1998 reflects the lodging business segment as a discontinued operation. There are no pro forma adjustments to the statement of operations as the disposition transaction does not effect results from continuing operations.


       See notes to unaudited pro forma consolidated financial statements.

                MERITAGE HOSPITALITY GROUP INC. AND SUBSIDIARIES

         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

On September 1, 1998, the Company's wholly-owned subsidiary, Thomas Edison Inn, Incorporated, sold real and personal property including (i) the hotel and restaurant facility (known as the Thomas Edison Inn) located at 500 Thomas Edison Parkway, Port Huron, Michigan (the "Hotel"), (ii) the fixtures, furniture, furnishings, equipment and supplies used in the operation of the Hotel, and (iii) certain other real and personal property owned by the subsidiary and located adjacent to the Hotel (collectively, the "Assets"). The Assets were sold to Innkeeper's Management, LLC and its affiliate, Reynolds/Ehinger Enterprises, LLC, both of whom have no relation to the Company. The Assets were sold for $12,200,000 pursuant to the terms of an agreement dated April 16, 1998 and amended on September 1, 1998. The purchase price was comprised of $10,200,000 in cash and a $2,000,000 one-year secured note bearing interest at 8.0% over the prime lending rate. The Company reduced its long-term indebtedness by approximately $9,600,000 as a result of the sale.

The unaudited pro forma consolidated balance sheet as of August 31, 1998 reflects this transaction as if it occurred on that date. The unaudited pro forma statements of operations for the year ended November 30, 1997 and for the nine months ended August 31, 1998 reflect this transaction as if it occurred on December 1, 1996.

In management's opinion, all material adjustments necessary to reflect the transaction are presented in the pro forma adjustments. The pro forma statements do not purport to project the Company's financial position or results of operations at any future date or for any future period, and should be read in conjunction with the Company's consolidated historical financial statements, and notes thereto contained in the Company's Form 10-K for the year ended November 30, 1997 and the quarterly report on Form 10-Q for the quarterly period ended August 31, 1998.

The pro forma adjustments are as follows:

Balance Sheet:

(1) To reflect the sale of the Assets and the debt reduction from the use of the cash proceeds from the sale of the Assets as of September 1, 1998, thereby reflecting the consolidated balance sheet as if the sale had been consummated on August 31, 1998. The pro forma adjustment to "net assets of discontinued operations" consists of the following:

               Current assets                          $    (188,544)
               Property, plant and equipment              (8,248,567)
               Other assets                                 (942,640)
               Current liabilities                           219,065
               Long-term debt                              9,392,352
                                                       -------------

               Net assets of discontinued operations   $     231,666
                                                       =============

                MERITAGE HOSPITALITY GROUP INC. AND SUBSIDIARIES

         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                                   (CONTINUED)


(2) To recognize the earnings from operations of the discontinued business segment from the measurement date (May 31, 1998) through the date of disposal of the business segment (September 1, 1998) and to recognize the deferred gain on the disposal of the business segment.

     The net assets of discontinued operations after the pro forma adjustments consist of the following:

        Current assets, exclusive of notes receivable    $   371,611
        Notes receivable from sale of assets               3,375,000
        Other assets                                          60,890
        Current liabilities                               (1,045,287)
                                                        ------------

        Net assets of discontinued operations           $  2,762,214
                                                        ============

Statements of Operations:

The unaudited pro forma consolidated statements of operations for the year ended November 30, 1997 (as restated) and for the nine months ended August 31, 1998 reflect the lodging business segment as a discontinued operation. There are no pro forma adjustments to the statements of operations as the above described transaction does not effect results from continuing operations.